Exhibit 1.01

KEY TECHNOLOGY, INC.
2016CONFLICT MINERALS REPORT

Introduction

This is the Conflict Minerals Report of Key Technology, Inc. (the "Company") for calendar year 2016 prepared in accordance with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the "Rule"). Numerous terms in this Report are defined in the Rule and the instructions to Form SD, and the reader is referred to those sources and to 1934 Act Release No. 34-67716 (August 22, 2012) for such definitions. This Report has been included as an exhibit to our Form SD as required by the Rule.

Company and Product Overview

The Company is an international leader in the design and manufacture of process automation systems for the food processing, industrial and pharmaceutical markets. The Company has facilities in the United States, the Netherlands, Belgium, Australia and Mexico. The Company conducted an analysis of its products and concluded that small amounts of tin, tantalum, tungsten or gold are present in some of the electronic components of its products or other portions of its products. The Company's products are categorized as follows:

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Automated Inspection Systems - Automated inspection systems are used in various applications to detect and remove defects and foreign material from the product stream to help processors improve quality and increase the value of their end product. The Company's advanced vision systems find and remove foreign material with cameras and laser sorting technology.

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Vibratory Conveyor Systems - The Company's vibratory conveyor systems utilize gentle material handling to convey, dewater, transfer, distribute, align, feed, meter, sort and separate product, including fruit, vegetables, nuts, and snack foods.

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Processing Systems - The Company's processing systems include mechanical sizing, sorting, separating, and grading equipment that help processors meet precise quality and appearance specifications and ensure consistency in whole and sliced fruits and vegetables.

Key Technology, Inc. Conflict Minerals Policy

Tantalum, tungsten, tin, and gold are metals widely used by the electronics industry. The Company is concerned about the potential that the mining and trade of these metals is fueling military conflict, related human rights violations, and environmental degradation in certain regions of the Democratic Republic of the Congo and adjoining countries (the "Covered Countries"). Accordingly, the Company has adopted a Conflict Minerals Policy.

The Company is committed to sourcing materials from companies that share its values around human rights, ethics, and environmental responsibility. The Company expects its suppliers to comply with its Conflict Minerals Policy and its Supplier Code of Conduct which has been modified to prohibit the use of conflict minerals that are known to fund armed conflict and human rights atrocities in the Covered Countries. It is important to note that the definition of conflict minerals includes tantalum, tungsten, tin, and gold, regardless of the source of the minerals. The Company has not prohibited the use of all conflict minerals, only those from sources used to support armed conflict and human rights atrocities in the Covered Countries.

The Company is committed to complying with its reporting obligations under Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related rules and regulations issued by the U.S. Securities and Exchange Commission (the "Conflict Minerals Rule"), including the requirement that it conduct inquiries and perform due diligence on the source of any conflict minerals included in its products.

The Company is also supportive of industry efforts by the Electronics Industry Citizenship Coalition (the "EICC") and the Global e-Sustainability Initiative (the "GeSI") to enable companies to source conflict-free minerals, including the Conflict-Free Smelter Program ("CFSP"), which requires smelters wishing to be designated as conflict-free to obtain third-party validations certifying that the smelter sources only conflict-free minerals.

The Company’s Conflict Minerals Policy is publicly available on its website at www.key.net/governance.

Description of the Company’s Reasonable Country of Origin Inquiry

The Company manufactures its products using both raw materials and purchased parts and components procured through its global supply chain. The Company has determined that some of its products described above contain conflict minerals necessary to the functionality or production of those products. As a result, the Company conducted in good faith a reasonable country of origin inquiry ("RCOI") to verify the presence of conflict minerals and to identify the facilities processing those conflict minerals.

The Company has over 500 direct material suppliers across the globe, and there are generally multiple tiers between the conflict mineral smelters and our direct suppliers. Therefore, we rely on our direct suppliers to provide information on the origin of the conflict minerals contained in components and materials supplied to us.

The RCOI process was carried out with those suppliers who provided parts or components we believed were reasonably likely to contain conflict minerals, based upon procurement data through December 31, 2016. This review resulted in the identification of 139 suppliers. Any of the 139 suppliers that were in the top 80% of 2016 calendar year direct material spend were further reviewed.

For these identified direct suppliers, the Company requested that they provide information to the Company regarding conflict minerals and smelters using the template provided by the EICC and GeSI, known as the Conflict Minerals Reporting Template ("CMRT"). The CMRT was developed to facilitate disclosure and communication of information regarding smelters and refiners that provide material to a manufacturer’s supply chain. It includes questions about a direct supplier’s conflict minerals policy, its due diligence process, and information about its supply chain such as the names and locations of smelters and refiners, as well as the origin of conflict minerals used by those facilities. The Company received completed CMRT's from 107 of the identified suppliers. From these supplier responses, the Company noted the data below regarding the origin of conflict minerals in the categories indicated:

Origin of Conflict Minerals Disclosed
	Tantalum	Tin	Tungsten	Gold
Not from Covered Region or from Recycled/Scrap	67	61	64	67
Unknown	16	21	31	17
From Covered Region and not from Recycled/Scrap	24	25	12	23

Based on the RCOI conducted by the Company, the Company is unable to determine the origin of some of the conflict minerals in relation to its products in 2016, or whether some of the conflict minerals were sourced responsibly or came from recycled or scrap sources. As a result, the Company performed additional due diligence as described below.

Description of the Company’s Due Diligence Process

Expanding on the Company's RCOI efforts, the Company designed its due diligence measures to be in conformity, in all material respects, with the applicable criteria set forth in the Organization for Economic Co-operation and Development's (the "OECD") Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, as supplemented by the Supplement on Tin, Tantalum and Tungsten and the Supplement on Gold, Second Edition 2013 (the "OECD Framework").

The five major steps within the OECD Framework include:

1.	Establishing strong Company management systems;

2.	Identification and assessing risk in the supply chain;

3.	Designing and implementing a strategy to respond to identified risk;

4.	Carrying out independent third-party audit of supply chain due diligence at identified points in the supply chain; and

5.	Reporting on supply chain due diligence.
Our implementation of these elements of the OECD Framework during calendar year 2016 is discussed below.
Calendar 2016 Conflict Minerals Supply Chain Due Diligence Execution

1.	Establishing strong Company management systems

•	The Company has created a team of senior staff under the Director of Global Operations charged with carrying out the Company's conflict minerals compliance strategy.

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The Company continued to educate and train those of the Company's personnel responsible for compliance with the Company's Conflict Minerals Policy and program globally. This includes personnel from various departments within the Company, including procurement, finance and reporting, research and development and engineering, working under the supervision of the Company's Senior Director of Global Operations.

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The Company maintained business records relating to conflict minerals due diligence, including records of due diligence processes, findings and resulting decisions, that will be retained for at least five years.

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The Company continued to communicate its Conflict Minerals Policy and Supplier Code of Conduct to its suppliers and other stakeholders. This includes making our Conflict Minerals Policy and related information about our efforts in this area publicly available.

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The Company continued to monitor the activities of industry-wide trade organizations addressing the objective of creating more responsible supply-chains. In particular, the EICC and GeSI, which together have developed the Conflict-Free Sourcing Initiative (CFSI) that includes the CFSP.

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A grievance mechanism has been established as part of the overall Company ethics program. Suppliers, customers, employees and shareholders can find the address of our confidential EthicsPoint SharePoint by going to www.key.net/investors/governance.

2.	Identification and Assessing Risk in the Supply Chain

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The Company performed a supplier risk assessment designed to identify and assess risks attributable to conflict minerals sourcing. This included the annual evaluation of the Company's supplier base for identification of suppliers that are known or believed to supply products containing conflict minerals as well as communication of this risk assessment to Company management. As part of this process, the Company has established procedures to evaluate new suppliers and components in its supply chain to determine if conflict minerals may be contained in these components and whether the supplier has established that those minerals are conflict free. These and other risk-based factors determined which of its suppliers were included in its supplier survey and due diligence processes. This identification process resulted in a list of suppliers included in the Company's supplier survey as disclosed above in the Company's RCOI summary.

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The Company followed-up with non-responsive suppliers to communicate the importance of their cooperation with this process. For non-responding suppliers whose products were not known to contain conflict minerals, the Company determined that no further action was necessary. For non-responding suppliers whose products were known to contain conflict minerals, the Company visited the supplier's website, if any, and reviewed corporate policy statements related to conflict minerals when available.

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For those suppliers who responded that they did not know whether their products contained conflict minerals, the Company considered other information disclosed in their CMRT’s, including the status of their supplier inquiries, adoption of a conflict minerals policy, and other due diligence measures the supplier may have taken to determine whether their products contain any of the conflict minerals as well as the source and origin of these conflict minerals, if present in their products.

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For those suppliers who responded that their products did not contain conflict minerals that were sourced from the Covered Countries or that came from recycled or scrap sources, the Company did not conduct any further due diligence. The Company will continue to obtain annual representations from suppliers.

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For those suppliers who responded that they did not know the origin of their conflict minerals, the Company considered other information disclosed in their CMRT’s, including the status of their supplier inquiries, conflict minerals policy, smelters identified, and other due diligence measures they have taken to determine the origin of the conflict minerals present in their products.

•	The findings of this supply chain risk assessment and supplier survey have been communicated to our President and Chief Executive Officer and Senior Vice President and Chief Financial Officer.

3.	Designing and implementing a strategy to respond to identified risks

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The Company continues to work with any of its suppliers who have responded that they are unable to determine the existence, origin or conflict-free status of any conflict minerals that may be contained in products they supply to the Company. This may include following up with appropriate supplemental questions, working directly with suppliers to obtain information regarding their RCOI processes, or working directly with the Company's suppliers' supply chains, if feasible. If certain of the Company's suppliers continue to be unable to comply with its conflict mineral policy, the Company will continue to perform a risk-based assessment as to whether the Company believes there is a risk that the products the supplier supplies to the Company are not conflict free. If a supplier remains non-compliant, the Company will evaluate its options, including but not limited to reassessment of the supplier relationship.

4.	Carrying out independent third-party audit of supply chain due diligence at identified points in the supply chain

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In connection with the Company's due diligence, the Company utilized information made available by the CFSI concerning independent third-party audits of smelters and refiners. The Company does not have a direct relationship with any smelters or refiners in its supply chain and, as a result, the Company does not directly conduct audits.

5.	Reporting on supply chain due diligence

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The Company has filed a Form SD and this Conflict Minerals Report for the Relevant Period with the Securities and Exchange Commission and made available on its website the Form SD and this Conflict Minerals Report www.key.net/governance.

Results of Due Diligence Performed
Based on the information that was provided by the Company’s suppliers and otherwise obtained through the due diligence process, the Company believes that, to the extent reasonably determinable by the Company, the facilities that were used to process the conflict minerals contained in its products included the smelters and refiners listed below in Table 1. The table also indicates whether such smelters or refiners are CFSP compliant or actively participating in the CFSP. The Company relies on the good faith efforts of its direct suppliers to provide it with reasonable representations of the processing facilities used to supply the necessary conflict minerals in its products. At this time, the processing facilities that the Company lists in Table 1 are those that have been determined to be legitimate processing facilities by the CFSI. The direct suppliers of certain of the Company's products reported other processing facilities as being in its supply chain that are not listed in Table 1 as the CFSI has not yet determined them to be legitimate. In Table 1, the Company has also indicated the locations of known processing facilities and whether such facilities have been validated as CFSP-compliant. Some of the Company's direct supplier responses represented their supply chain at a company-level rather than being product-specific. As such, the list of processing facilities that the Company has disclosed in this report may contain more facilities than those that actually process the conflict minerals contained in its products.
The Company requested country of origin information (if known) from each of the Company's direct suppliers, most of which do not source directly from processing facilities, for the purposes of determining the source and chain of custody of the necessary conflict minerals in the Company's supply chain. The Company also relied on the country of origin information provided by the CFSI (when available) for CFSP-compliant processing facilities. The countries of origin of the conflict minerals that may be included in the Company's products, as disclosed by its suppliers in their CMRT's, are identified in Table 2.
Steps to be Taken to Further Mitigate Risk
We intend to continue taking the following steps to improve the due diligence conducted, and to further mitigate the risk that the necessary conflict minerals in our products benefit armed groups in the Covered Countries:

•	Include a hyperlink to our Conflict Minerals Policy in the supplier survey request email.

•	Improve the review of content of suppliers’ responses through continued training and education.

•	Continue to work with suppliers to improve the completeness and quality of responses.

•	Continue to focus on vetting smelter and refinery data.

•	Escalation of non-responding suppliers to the appropriate level of management within the Company.

•	Consolidate the supply base where indicated.

TABLE 1 – Smelter List

The Company's suppliers identified to it in their CRMT's the facilities listed below as having been used to process the conflict minerals contained in its products:

Smelter CFSI Status

Metal (*)	Smelter Reference List (*)	Smelter Name (*)	Smelter Country (*)	Smelter Identification	CFSI Compliant or Active in CFSP
Gold	Advanced Chemical Company	Advanced Chemical Company	UNITED STATES	CID000015	Compliant
Gold	Aida Chemical Industries Co LD	Aida Chemical Industries Co LD	JAPAN	CID000019	Compliant
Gold	Al Etihad Gold Refinery DMCC	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560	Compliant
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035	Compliant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041	Compliant
Gold	AngloGold Ashanti Córrego do Sítio Minerção	AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL	CID000058	Compliant
Gold	Argor-Heraeus SA	Argor-Heraeus SA	SWITZERLAND	CID000077	Compliant
Gold	Asahi Pretec Corporation	Asahi Pretec Corporation	JAPAN	CID000082	Compliant
Gold	Asaka Riken Co., Ltd.	Asaka Riken Co., Ltd.	JAPAN	CID000090	Compliant
Gold	AU Traders and Refiners	AU Traders and Refiners	SOUTH AFRICA	CID002850	Compliant
Gold	Aurubis AG	Aurubis AG	GERMANY	CID000113	Compliant
Gold	Bangalore Refinery	Bangalore Refinery	INDIA	CID002863	Active
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128	Compliant
Gold	Boliden AB	Boliden AB	SWEDEN	CID000157	Compliant
Gold	C. Hafner GmbH + Co. KG	C. Hafner GmbH + Co. KG	GERMANY	CID000176	Compliant
Gold	CCR Refinery – Glencore Canada Corporation	CCR Refinery – Glencore Canada Corporation	CANADA	CID000185	Compliant
Gold	Cendres + Métaux SA	Cendres & Métaux SA	SWITZERLAND	CID000189	Active
Gold	Chimet S.p.A.	Chimet S.p.A.	ITALY	CID000233	Compliant

Metal (*)	Smelter Reference List (*)	Smelter Name (*)	Smelter Country (*)	Smelter Identification	CFSI Compliant or Active in CFSP
Gold	Daejin Indus Co., Ltd.	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	CID000328	Compliant
Gold	DODUCO GmbH	DODUCO GmbH	GERMANY	CID000362	Compliant
Gold	Dowa	Dowa	JAPAN	CID000401	Compliant
Gold	DSC (Do Sung Corporation)	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359	Compliant
Gold	Eco-System Recycling Co., Ltd.	Eco-System Recycling Co., Ltd.	JAPAN	CID000425	Compliant
Gold	Emirates Gold DMCC	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561	Compliant
Gold	Geib Refining Corporation	Geib Refining Corporation	UNITED STATES	CID002459	Compliant
Gold	Heimerle + Meule GmbH	Heimerle + Meule GmbH	GERMANY	CID000694	Compliant
Gold	Heraeus Ltd. Hong Kong	Heraeus Ltd. Hong Kong	HONG KONG	CID000707	Compliant
Gold	Heraeus Materials Technology GMBH&CO.KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711	Compliant
Gold	Heraeus Precious Metals GmbH & Co. KG	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711	Compliant
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	Zhongyuan Gold Smelter of Zhongjin Gold corporation Limited	CHINA	CID000801	Compliant
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	CID000801	Compliant
Gold	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807	Compliant
Gold	Istanbul Gold Refinery	Istanbul Gold Refinery	TURKEY	CID000814	Compliant
Gold	Japan Mint	Japan Mint	JAPAN	CID000823	Compliant
Gold	Jiangxi Copper Company Limited	Jiangxi Copper Company Limited	CHINA	CID000855	Compliant
Gold	Jiangxi Copper Company Limited	Jiangxi Copper Company Limited	CHINA	CID000855	Compliant
Gold	Johnson Matthey Inc	Johnson Matthey Inc	UNITED STATES	CID000920	Compliant
Gold	Johnson Matthey Ltd	Johnson Matthey Ltd	CANADA	CID000924	Compliant
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927	Compliant
Gold	JSC Uralelectromed	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929	Compliant
Gold	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937	Compliant
Gold	Kazzinc	Kazzinc	KAZAKHSTAN	CID000957	Compliant
Gold	Kennecott Utah Copper LLC	Kennecott Utah Copper LLC	UNITED STATES	CID000969	Compliant
Gold	KGHM Polska Miedź Spółka Akcyjna	KGHM Polska Miedź Spółka Akcyjna	POLAND	CID002511	Active
Gold	Kojima Chemicals Co., Ltd	Kojima Chemicals Co., Ltd	JAPAN	CID000981	Compliant
Gold	Korea Zinc Co. Ltd.	Korea Zinc Co. Ltd.	KOREA, REPUBLIC OF	CID002605	Compliant
Gold	Kyrgyzaltyn JSC	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029	Compliant
Gold	LS-NIKKO Copper Inc.	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	CID001078	Compliant
Gold	Materion	Materion	UNITED STATES	CID001113	Compliant
Gold	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119	Compliant
Gold	Metalor Technologies (Hong Kong) Ltd	Metalor Technologies (Hong Kong) Ltd	HONG KONG	CID001149	Compliant
Gold	Metalor Technologies (Singapore) Pte. Ltd.	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE	CID001152	Compliant

Metal (*)	Smelter Reference List (*)	Smelter Name (*)	Smelter Country (*)	Smelter Identification	CFSI Compliant or Active in CFSP
Gold	Metalor Technologies (Suzhou) Ltd.	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147	Compliant
Gold	Metalor Technologies SA	Metalor Technologies SA	SWITZERLAND	CID001153	Compliant
Gold	Metalor USA Refining Corporation	Metalor USA Refining Corporation	UNITED STATES	CID001157	Compliant
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO	CID001161	Compliant
Gold	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	CID001188	Compliant
Gold	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193	Compliant
Gold	MMTC-PAMP India Pvt. Ltd	MMTC-PAMP India Pvt. Ltd	INDIA	CID002509	Compliant
Gold	Modeltech Sdn Bhd	Modeltech Sdn Bhd	MALAYSIA	CID002857	Active
Gold	Moscow Special Alloys Processing Plant	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204	Compliant
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	CID001220	Compliant
Gold	Navoi Mining and Metallurgical Combinat	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236	Active
Gold	Nihon Material Co. LTD	Nihon Material Co. LTD	JAPAN	CID001259	Compliant
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779	Compliant
Gold	Ohio Precious Metals, LLC	Ohio Precious Metals, LLC	UNITED STATES	CID001322	Compliant
Gold	Ohura Precious Metal Industry Co., Ltd.	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325	Compliant
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326	Compliant
Gold	OJSC Novosibirsk Refinery	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493	Compliant
Gold	PAMP SA	PAMP SA	SWITZERLAND	CID001352	Compliant
Gold	Prioksky Plant of Non-Ferrous Metals	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386	Compliant
Gold	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397	Compliant
Gold	PX Précinox SA	PX Precinox	SWITZERLAND	CID001498	Compliant
Gold	Rand Refinery (Pty) Ltd	Rand Refinery (Pty) Ltd	SOUTH AFRICA	CID001512	Compliant
Gold	Republic Metals Corporation	Republic Metals Corporation	UNITED STATES	CID002510	Compliant
Gold	Royal Canadian Mint	Royal Canadian Mint	CANADA	CID001534	Compliant
Gold	Samduck Precious Metals	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555	Compliant
Gold	SAXONIA Edelmetalle GmbH	SAXONIA Edelmetalle GmbH	GERMANY	CID002777	Compliant
Gold	Schone Edelmetaal B.V.	Schone Edelmetaal B.V.	NETHERLANDS	CID001573	Compliant
Gold	SEMPSA Joyería Platería SA	SEMPSA Joyería Platería SA	SPAIN	CID001585	Compliant
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	CID001622	Compliant
Gold	Sichuan Tianze Precious Metals Co., Ltd	Sichuan Tianze Precious Metals Co., Ltd	CHINA	CID001736	Compliant
Gold	Singway Technology Co., Ltd.	Singway Technology Co., Ltd.	TAIWAN	CID002516	Compliant

Metal (*)	Smelter Reference List (*)	Smelter Name (*)	Smelter Country (*)	Smelter Identification	CFSI Compliant or Active in CFSP
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756	Compliant
Gold	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	TAIWAN	CID001761	Compliant
Gold	Sumitomo Metal Mining Co., Ltd.	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798	Compliant
Gold	T.C.A S.p.A	T.C.A S.p.A	ITALY	CID002580	Compliant
Gold	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875	Compliant
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	CID001916	Compliant
Gold	Tokuriki Honten Co., Ltd	Tokuriki Honten Co., Ltd	JAPAN	CID001938	Compliant
Gold	Tony Goetz NV	Tony Goetz NV	BELGIUM	CID002587	Active
Gold	Torecom	Torecom	KOREA, REPUBLIC OF	CID001955	Compliant
Gold	Umicore Brasil Ltda.	Umicore Brasil Ltda.	BRAZIL	CID001977	Compliant
Gold	Umicore Precious Metals Thailand	Umicore Precious Metals Thailand	THAILAND	CID002314	Compliant
Gold	Umicore SA Business Unit Precious Metals Refining	Umicore SA Business Unit Precious Metals Refining	BELGIUM	CID001980	Compliant
Gold	United Precious Metal Refining, Inc.	United Precious Metal Refining, Inc.	UNITED STATES	CID001993	Compliant
Gold	Valcambi SA	Valcambi SA	SWITZERLAND	CID002003	Compliant
Gold	Western Australian Mint trading as The Perth Mint	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030	Compliant
Gold	WIELAND Edelmetalle GmbH	WIELAND Edelmetalle GmbH	GERMANY	CID002778	Compliant
Gold	Xstrata Canada Corporation	Xstrata Canada Corporation	CANADA	CID000185	Compliant
Gold	Yamamoto Precious Metal Co., Ltd.	Yamamoto Precious Metal Co., Ltd.	JAPAN	CID002100	Compliant
Gold	Yokohama Metal Co Ltd	Yokohama Metal Co Ltd	JAPAN	CID002129	Compliant
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224	Compliant
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA	CID002243	Compliant
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211	Compliant
Tantalum	Conghua Tantalum and Niobium Smeltry	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291	Compliant
Tantalum	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES	CID002504	Compliant
Tantalum	Duoluoshan	Duoluoshan	CHINA	CID000410	Compliant
Tantalum	Exotech Inc.	Exotech Inc.	UNITED STATES	CID000456	Compliant
Tantalum	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	CHINA	CID000460	Compliant
Tantalum	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	CHINA	CID002505	Compliant
Tantalum	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN	CID002558	Compliant
Tantalum	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES	CID002557	Compliant
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616	Compliant
Tantalum	H.C. Starck Co., Ltd.	H.C. Starck Co., Ltd.	THAILAND	CID002544	Compliant

Metal (*)	Smelter Reference List (*)	Smelter Name (*)	Smelter Country (*)	Smelter Identification	CFSI Compliant or Active in CFSP
Tantalum	H.C. Starck GmbH Goslar	H.C. Starck GmbH Goslar	GERMANY	CID002545	Compliant
Tantalum	H.C. Starck Hermsdorf GmbH	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547	Compliant
Tantalum	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES	CID002548	Compliant
Tantalum	H.C. Starck Ltd.	H.C. Starck Ltd.	JAPAN	CID002549	Compliant
Tantalum	H.C. Starck Smelting GmbH & Co.KG	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002550	Compliant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492	Compliant
Tantalum	Hi-Temp	Hi-Temp	UNITED STATES	CID000731	Compliant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., LTD	Jiangxi Dinghai Tantalum & Niobium Co., LTD	CHINA	CID002512	Compliant
Tantalum	Jiangxi Tuohong New Raw Material	Jiangxi Tuohong New Raw Material	CHINA	CID002842	Compliant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914	Compliant
Tantalum	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917	Compliant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co, Ltd	Jiujiang Zhongao Tantalum & Niobium Co, Ltd	CHINA	CID002506	Compliant
Tantalum	KEMET Blue Metals	KEMET Blue Metals	MEXICO	CID002539	Compliant
Tantalum	KEMET Blue Powder	KEMET Blue Powder	UNITED STATES	CID002568	Compliant
Tantalum	KEMET Blue Powder	KEMET Blue Powder	SOUTH AFRICA	CID002568	Compliant
Tantalum	King-Tan Tantalum Industry Ltd.	King-Tan Tantalum Industry Ltd.	CHINA	CID000973	Compliant
Tantalum	LSM Brasil S.A.	LSM Brasil S.A.	BRAZIL	CID001076	Compliant
Tantalum	Metallurgical Products India (Pvt.) Ltd.	Metallurgical Products India (Pvt.) Ltd.	INDIA	CID001163	Compliant
Tantalum	Mineração Taboca S.A.	Mineração Taboca S.A.	BRAZIL	CID001175	Compliant
Tantalum	Mitsui Mining & Smelting	Mitsui Mining & Smelting	JAPAN	CID001192	Compliant
Tantalum	Molycorp Silmet A.S.	Molycorp Silmet A.S.	ESTONIA	CID001200	Compliant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277	Compliant
Tantalum	QuantumClean	QuantumClean	UNITED STATES	CID001508	Compliant
Tantalum	Resind Indústria e Comércio Ltda	Resind Indústria e Comércio Ltda	BRAZIL	CID002707	Compliant
Tantalum	RFH Tantalum Smeltry Co., Ltd	RFH Tantalum Smeltry Co., Ltd	CHINA	CID001522	Compliant
Tantalum	Solikamsk Metal Works	Solikamsk Metal Works	RUSSIAN FEDERATION	CID001769	Compliant
Tantalum	Taki Chemicals	Taki Chemicals	JAPAN	CID001869	Compliant
Tantalum	Telex	Telex	UNITED STATES	CID001891	Compliant
Tantalum	Tranzact, Inc.	Tranzact, Inc.	UNITED STATES	CID002571	Compliant
Tantalum	Ulba	Ulba	KAZAKHSTAN	CID001969	Compliant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508	Compliant
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	CID002307	Compliant
Tantalum	Zhuzhou Cement Carbide	Zhuzhou Cement Carbide	CHINA	CID002232	Compliant
Tin	Alpha	Alpha	UNITED STATES	CID000292	Compliant
Tin	BM Vinto	BM Vinto	BOLIVIA	CID000438	Compliant

Metal (*)	Smelter Reference List (*)	Smelter Name (*)	Smelter Country (*)	Smelter Identification	CFSI Compliant or Active in CFSP
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	Chenzhou Yunxiang Mining and Metallurgy Company Limited	CHINA	CID000228	Compliant
Tin	China Lai Bin tin smelting co.,ltd	China Tin Group Co., Ltd.	CHINA	CID001070	Compliant
Tin	Cooperativa Metalurgica de Rondônia Ltda.	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL	CID000295	Compliant
Tin	CV Ayi Jaya	CV Ayi Jaya	INDONESIA	CID002570	Compliant
Tin	CV DS Jaya Abadi	PT Stanindo Inti Perkasa	INDONESIA	CID001434	Compliant
Tin	CV Dua Sekawan	CV Dua Sekawan	INDONESIA	CID002592	Compliant
Tin	CV Gita Pesona	CV Gita Pesona	INDONESIA	CID000306	Compliant
Tin	CV Prima Timah Utama	PT Prima Timah Utama	INDONESIA	CID001458	Compliant
Tin	CV Serumpun Sebalai	CV Serumpun Sebalai	INDONESIA	CID000313	Compliant
Tin	CV Tiga Sekawan	CV Tiga Sekawan	INDONESIA	CID002593	Compliant
Tin	CV United Smelting	CV United Smelting	INDONESIA	CID000315	Compliant
Tin	CV Venus Inti Perkasa	CV Venus Inti Perkasa	INDONESIA	CID002455	Compliant
Tin	Dowa	Dowa	JAPAN	CID000402	Compliant
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572	Active
Tin	Elmet S.L.U. (Metallo Group)	Elmet S.L.U. (Metallo Group)	SPAIN	CID002774	Compliant
Tin	Fenix Metals	Fenix Metals	POLAND	CID000468	Compliant
Tin	Gejiu Fengming Metalurgy Chemical Plant	Gejiu Fengming Metalurgy Chemical Plant	China	CID002848	Compliant
Tin	Gejiu Jinye Mineral Company	Gejiu Jinye Mineral Company	CHINA	CID002859	Compliant
Tin	Gejiu Kai Meng Industry and Trade LLC	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942	Active
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.	Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA	CID000538	Compliant
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908	Active
Tin	HuiChang Hill Tin Industry Co., Ltd.	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844	Compliant
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	CID000244	Compliant
Tin	Magnu's Minerais Metais e Ligas Ltda.	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468	Compliant
Tin	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105	Compliant
Tin	Melt Metais e Ligas S/A	Melt Metais e Ligas S/A	BRAZIL	CID002500	Compliant
Tin	Metallic Resources, Inc.	Metallic Resources, Inc.	UNITED STATES	CID001142	Compliant
Tin	Metallo-Chimique N.V.	Metallo-Chimique N.V.	BELGIUM	CID002773	Compliant
Tin	Mineração Taboca S.A.	Mineração Taboca S.A.	BRAZIL	CID001173	Compliant
Tin	Minsur	Minsur	PERU	CID001182	Compliant
Tin	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN	CID001191	Compliant
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	CID001231	Active
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314	Compliant
Tin	O.M. Manufacturing Philippines, Inc.	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517	Compliant
Tin	OMSA	OMSA	BOLIVIA	CID001337	Compliant

Metal (*)	Smelter Reference List (*)	Smelter Name (*)	Smelter Country (*)	Smelter Identification	CFSI Compliant or Active in CFSP
Tin	PT Aries Kencana Sejahtera	PT Aries Kencana Sejahtera	INDONESIA	CID000309	Compliant
Tin	PT Artha Cipta Langgeng	PT Artha Cipta Langgeng	INDONESIA	CID001399	Compliant
Tin	PT ATD Makmur Mandiri Jaya	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503	Compliant
Tin	PT Babel Inti Perkasa	PT Babel Inti Perkasa	INDONESIA	CID001402	Compliant
Tin	PT Bangka Prima Tin	PT Bangka Prima Tin	INDONESIA	CID002776	Compliant
Tin	PT Bangka Tin Industry	PT Bangka Tin Industry	INDONESIA	CID001419	Compliant
Tin	PT Belitung Industri Sejahtera	PT Belitung Industri Sejahtera	INDONESIA	CID001421	Compliant
Tin	PT Bukit Timah	PT Bukit Timah	INDONESIA	CID001428	Compliant
Tin	PT Cipta Persada Mulia	PT Cipta Persada Mulia	INDONESIA	CID002696	Compliant
Tin	PT Eunindo Usaha Mandiri	PT Eunindo Usaha Mandiri	INDONESIA	CID001438	Compliant
Tin	PT Inti Stania Prima	PT Inti Stania Prima	INDONESIA	CID002530	Compliant
Tin	PT Karimun Mining	PT Karimun Mining	INDONESIA	CID001448	Compliant
Tin	PT Kijang Jaya Mandiri	PT Kijang Jaya Mandiri	INDONESIA	CID002829	Compliant
Tin	PT Mitra Stania Prima	PT Mitra Stania Prima	INDONESIA	CID001453	Compliant
Tin	PT Panca Mega Persada	PT Panca Mega Persada	INDONESIA	CID001457	Compliant
Tin	PT Refined Bangka Tin	PT Refined Bangka Tin	INDONESIA	CID001460	Compliant
Tin	PT Sariwiguna Binasentosa	PT Sariwiguna Binasentosa	INDONESIA	CID001463	Compliant
Tin	PT Stanindo Inti Perkasa	PT Stanindo Inti Perkasa	INDONESIA	CID001468	Compliant
Tin	PT Sukses Inti Makmur	PT Sukses Inti Makmur	INDONESIA	CID002816	Compliant
Tin	PT Sumber Jaya Indah	PT Sumber Jaya Indah	INDONESIA	CID001471	Compliant
Tin	PT Tambang Timah	PT Tambang Timah	INDONESIA	CID001477	Compliant
Tin	PT Timah	PT Timah	INDONESIA	CID001482	Compliant
Tin	PT Tommy Utama	PT Tommy Utama	INDONESIA	CID001493	Compliant
Tin	Resind Indústria e Comércio Ltda.	Resind Indústria e Comércio Ltda.	BRAZIL	CID002706	Compliant
Tin	Rui Da Hung	Rui Da Hung	TAIWAN	CID001539	Compliant
Tin	Soft Metais Ltda.	Soft Metais Ltda.	BRAZIL	CID001758	Compliant
Tin	Thaisarco	Thaisarco	THAILAND	CID001898	Compliant
Tin	VQB Mineral and Trading Group JSC	VQB Mineral and Trading Group JSC	VIET NAM	CID002015	Compliant
Tin	White Solder Metalurgia e Mineração Ltda.	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036	Compliant
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA	CID002158	Active
Tin	Yunnan Tin Company, Ltd.	Yunnan Tin Company, Ltd.	CHINA	CID002180	Compliant
Tungsten	A.L.M.T. TUNGSTEN Corp.	A.L.M.T. TUNGSTEN Corp.	JAPAN	CID000004	Compliant
Tungsten	Asia Tungsten Products Vietnam Ltd.	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502	Compliant
Tungsten	ATI Firth Sterling	ATI Tungsten Materials	UNITED STATES	CID000105	Compliant
Tungsten	Chaozhou Xiangli Tungsten Industry Co Ltd	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218	Compliant
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513	Compliant
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	Chongyi Zhangyuan Tungsten Co Ltd	CHINA	CID000258	Compliant
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499	Compliant

Metal (*)	Smelter Reference List (*)	Smelter Name (*)	Smelter Country (*)	Smelter Identification	CFSI Compliant or Active in CFSP
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875	Compliant
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315	Compliant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494	Compliant
Tungsten	Global Tungsten & Powders Corp	Global Tungsten & Powders Corp.	UNITED STATES	CID000568	Compliant
Tungsten	H.C. Starck GmbH	H.C. Starck GmbH	GERMANY	CID002541	Compliant
Tungsten	H.C. Starck Smelting GmbH & Co.KG	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002542	Compliant
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766	Compliant
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	CID002579	Compliant
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769	Compliant
Tungsten	Hydrometallurg, JSC	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649	Compliant
Tungsten	Japan New Metals Co., Ltd.	Japan New Metals Co., Ltd.	JAPAN	CID000825	Compliant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551	Compliant
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321	Compliant
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318	Compliant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317	Compliant
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	CID002535	Compliant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316	Compliant
Tungsten	Kennametal Fallon	Kennametal Fallon	UNITED STATES	CID000966	Compliant
Tungsten	Kennametal Huntsville	Kennametal Huntsville	UNITED STATES	CID000105	Compliant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319	Compliant
Tungsten	Moliren Ltd	Moliren Ltd	RUSSIAN FEDERATION	CID002845	Compliant
Tungsten	Niagara Refining LLC	Niagara Refining LLC	UNITED STATES	CID002589	Compliant
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	CID002543	Compliant
Tungsten	Philippine Chuangin Industrial Co., Inc.	Philippine Chuangin Industrial Co., Inc.	PHILIPPINES	CID002827	Compliant
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	CID002815	Compliant
Tungsten	Tejing (Vietnam) Tungsten Co Ltd	Tejing (Vietnam) Tungsten Co Ltd	VIET NAM	CID001889	Compliant
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	CID002011	Compliant
Tungsten	Wolfram Bergbau und Hütten AG	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044	Compliant
Tungsten	Woltech Korea Co., Ltd.	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	CID002843	Compliant

Metal (*)	Smelter Reference List (*)	Smelter Name (*)	Smelter Country (*)	Smelter Identification	CFSI Compliant or Active in CFSP
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320	Compliant
Tungsten	Xiamen Tungsten Co., Ltd	Xiamen Tungsten Co Ltd	CHINA	CID002082	Compliant
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	CID002830	Compliant
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095	Compliant

TABLE 2 – Countries of Origin

The countries of origin for the conflict minerals that may be included in the Company's products, as disclosed by the Company's suppliers in their CRMT’s, include but may not be limited to:

Angola	Mozambique
Australia	Peru
Austria	Portugal
Bolivia	Russia
Brazil	Rwanda
Burundi	South Africa
Canada	South Sudan
Central African Republic	Spain
China	Taiwan
Democratic Republic of Congo	Tanzania
Indonesia	Uganda
Kenya	United States
Zambia

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